ROSS MILLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4520
(775) 684-5708
Website: www.nvsos.gov

Filed in the office of	Document Number 20130629945-31
Ross Miller Secretary of State State of Nevada	Filing Date and Time 09/26/2013 12:50 PM
	Entity Number E0398712010-0

Certificate to Accompany Restated Articles or Amended and Restated Articles

(PURSUANT TO NRS)

USE BLACK INK ONLY - DO NOT HIGHLIGHT **ABOVE SPACE IS FOR OFFICE USE ONLY**

This Form is to Accompany Restated Articles or Amended and Restated Articles of Incorporation
(Pursuant to NRS 78.403, 82.371, 86.221, 87A, 88.355 or 88A.250)
(This form is also to be used to accompany Restated Articles or Amended and Restated Articles for Limited-Liability Companies, Certificates of Limited Partnership, Limited-Liability Limited Partnerships and Business Trusts)

1. Name of Nevada entity as last recorded in this office:

Laredo Resources Corp.

2. The articles are: (mark only one box) ☐ **Restated** ☒ **Amended and Restated**

Please entitle your attached articles "Restated" or "Amended and Restated," accordingly.

3. Indicate what changes have been made by checking the appropriate box:*

- ☐ No amendments; articles are restated only and are signed by an officer of the corporation who has been authorized to execute the certificate by resolution of the board of directors adopted on: ______
  The certificate correctly sets forth the text of the articles or certificate as amended to the date of the certificate.
- ☐ The entity name has been amended.
- ☐ The registered agent has been changed. (attach Certificate of Acceptance from new registered agent)
- ☐ The purpose of the entity has been amended.
- ☒ The authorized shares have been amended.
- ☐ The directors, managers or general partners have been amended.
- ☐ IRS tax language has been added.
- ☒ Articles have been added.
- ☒ Articles have been deleted.
- ☐ Other. The articles or certificate have been amended as follows: (provide article numbers, if available)

4. Effective date and time of filing: (optional) Date: September 17, 2013 Time: ______
(must not be later than 90 days after the certificate is filed)

* This form is to accompany Restated Articles or Amended and Restated Articles which contain newly altered or amended articles. The Restated Articles must contain all of the requirements as set forth in the statutes for amending or altering the articles for certificates.

IMPORTANT: Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.

AMENDED AND RESTATED ARTICLES OF INCORPORATION
OF
LAREDO RESOURCES CORP.

LAREDO RESOURCES CORP. (the "Corporation"), a corporation organized under the laws of the State of Nevada, by its Chief Executive Officer does hereby certify that:

1. Pursuant to the provisions of Sections 78.390 and 78.403 of Nevada Revised Statutes ("NRS") the Corporation hereby amends and restates its articles of incorporation as follows:

2. The amendment and restatement of the Articles of Incorporation as set forth below was adopted by the Corporation's board of directors by the unanimous written consent on September 17, 2013 in accordance with the provisions of NRS 78.315 and NRS 78.390.

3. The amendment and restatement of the Articles of Incorporation as set forth below was approved by the written consent of the majority stockholder(s) on September 17, 2013.

4. That the undersigned officer has been authorized and directed by the board of directors to execute and file this certificate setting forth the text of the Articles of Incorporation of the Corporation as amended and restated in its entirety to this date as follows:

Pursuant to and in accordance with the laws of NEVADA, the following are the Amended and Re-Stated Articles of Incorporation of LAREDO RESOURCES CORP., a NEVADA corporation (the "Company"):

ARTICLE I
NAME

The name of the Company is: LAREDO RESOURCES CORP.

ARTICLE II
PURPOSES AND POWERS

The Company is organized to engage in any and all lawful acts, activities and/or pursuits for which Companies may presently or hereafter be organized under NEVADA law.

The Company shall have all powers allowed by law. The purposes stated herein shall be construed as powers as well as purposes and the enumeration of a specific purpose or power shall not be construed to limit or restrict the meaning of general terms or the general powers; nor shall the expression of one thing be deemed to exclude another not expressed, although it be of like nature.

ARTICLE III
AUTHORIZED SHARES

1. **Classes of Stock**.

The Corporation shall have the authority to issue a total number of 2,000,000,000 shares.

1,969,999,900 shares shall be Common Stock, $0.00001 par value per share (the Common Stock");

100 shares shall be Series A Preferred Stock, $0.001 par value per share (the "Series A Preferred Stock") of which the certificate of designation can be found in Exhibit A;

10,000,000 shares shall be Series B Preferred Stock, $0.001 par value per share (the "Series B Preferred Stock");

10,000,000 shares of Series C Preferred Stock, $0.0001 par value per share (the "Series C Preferred Stock");

10,000,000 shares shall be Series D Preferred Stock, $0.001 par value per share (the "Series D Preferred Stock");

Subject to the limitations prescribed by law and the provisions of this Certificate of Incorporation, the Board of Directors of the Corporation is authorized to issue the preferred stock from time to time In one or more series, each of such series to have such voting powers, full or limited, or no voting powers, and such designations, preferences and relative, participating, optional, or other special rights, and such qualifications, limitations or restrictions thereof, as shall be determined by the board of directors in a resolution or resolutions providing for the issue of such preferred stock. Subject to the powers, preference, and rights of any preferred stock, including any series thereof, having any preference or priority over, or rights superior to, the common stock and except as otherwise provided by law, the holders of common stock shall have and possess all powers and voting and other rights pertaining to the stock of the Corporation and each share of common stock shall be entitled to one vote.

ARTICLE IV
REGISTERED AGENT

The address of the Company's registered office is 300 JAMESON HOUSE, 838 WEST HASTINGS STREET, VANCOUVER, B.C., CANADA, V6C 0A6. The name and address of its resident agent in the State of NEVADA is NEVADA AGENCY AND TRANSFER COMPANY, 50 WEST LIBERTY STREET SUITE 880, RENO, NEVADA, 89501. Either the registered office or the registered agent may be changed in the manner provided by NEVADA law or the Bylaws of the Company when adopted.

ARTICLE V
DIRECTORS

The governing board of the Company shall be known as the board of directors. The number of directors comprising the board of directors shall be fixed at a minimum of one and may be increased or decreased from time to time in the manner provided in NEVADA law and the Bylaws of the Company when adopted. The current board of directors consists of six persons who are as follows:

Office	Name
President	ROBERT GARDNER 300 JAMESON HOUSE 838 WEST HASTINGS STREET VANCOUVER, B.C., CANADA V6C 0A6
Secretary	ROBERT GARDNER 300 JAMESON HOUSE 838 WEST HASTINGS STREET VANCOUVER, B.C., CANADA V6C 0A6
Treasurer	ROBERT GARDNER 300 JAMESON HOUSE 838 WEST HASTINGS STREET VANCOUVER, B.C., CANADA V6C 0A6
Director	ROBERT GARDNER 300 JAMESON HOUSE 838 WEST HASTINGS STREET VANCOUVER, B.C., CANADA V6C 0A6

ARTICLE VI
INCORPORATOR

The name and mailing address of the incorporator of the original Articles of Incorporation is:

RUTH CRUZ SANTOS
Hero de Nacarozi #10, PO Box 177 Colonia Centro
Bucerias, Nayarit, Mexico

ARTICLE VII
OFFICER AND DIRECTOR LIABILITY

1. The Company shall indemnify and advance expenses to its directors, officers, employees, fiduciaries or agents and to any person who is or was serving at the Company's request as a director, officer, partner, trustee, employee, fiduciary or agent of

another domestic or foreign corporation or other person or of an employee benefit plan (and their respective estates or personal representatives) to the fullest extent as from time to time permitted by NEVADA law.

2. The personal liability of the directors and officers of the Company to the Company or its stockholders, or to any third person, shall be eliminated or limited to the fullest extent as from time to time permitted by NEVADA law.
3. Any repeal or modification of this Article VII by the stockholders of the Company shall not adversely affect any right or protection of any person existing at the time of such repeal or modification.

ARTICLE VIII

Shares of the Corporation shall not be subject to assessment for payment of the debts of the Corporation.

ARTICLE IX

The Board of Directors shall have the power to make, adopt, amend, or repeal the Bylaws of the Corporation.

ARTICLE X

In the event that the Board of Directors of the Corporation determines that it is in the Corporation's best interest to amend these Articles of Incorporation, the board of directors shall adopt a resolution setting forth the proposed amendment and declaring its advisability and submit the matter to the stockholders entitled to vote thereon for the consideration thereof in accordance with the provision of the NRS and these Articles of Incorporation. In the resolution setting forth the proposed amendment, the board of directors may insert a provision allowing the board of directors to later abandon the amendment, without concurrence by the stockholders, after the amendment has received stockholder approval but before the amendment is filed with the Nevada Secretary of State.

IN WITNESS WHEREOF, these Amended and Restated Articles of Incorporation are hereby executed pursuant to the resolution of the Board of Directors and a majority shareholder vote, effective as of September 17, 2013.

____

Robert Gardner, CEO